Exhibit 10.11

FIRST ADDENDUM TO THE PRODUCTION SHARING CONTRACT BY AND BETWEEN

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE REPRESENTED BY THE

AGENCIA NACIONAL DO PETROLEO OF SAO TOME AND PRINCIPE AND

KOSMOS ENERGY SAO TOME AND PRINCIPE FOR

BLOCK 11

Addendum Executed 17 day of December 2015

THIS ADDENDUM TO THE PRODUCTION SHARING CONTRACT is entered into on 17 December 2015 among:

(1)     THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the "State") represented by the Agencia Nacional do Petr6leo de Sao Tome e Principe, ("ANP-STP");

(2)    KOSMOS  ENERGY  SAO  TOME  AND  PRINCIPE,  a   company  organized and established under the laws of the Cayman Islands, whose registered office is  located at 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue,  George Town, Grand  Cayman  KY l-1209, Cayman  Islands,  hereinafter named ("Kosmos");

WHEREAS

A.

ANP and  ERHC  ENERGY  EEZ,  LDA  ("EHRC")  are  parties  to  the Production Sharing Contract signed with the State on 23 July, 2014 (the "Contract"), in pursuance of which EHRC have obtained the exclusive right to undertake petroleum operations in Block 11 within the Exclusive Economic Zone of Sao Tome and Principe;

B.

Under article 19 of the Contract EHRC  and Kosmos  executed  on  16 October 2015 the Deed of Assignment by way of which EHRC assigned  one hundred  percent (100%) of its eighty-five percent (85%) participating interest in the Contract to Kosmos, which consequently made the percentage interests held by the parties in the Contract to be the following as of that date:

ANP-STP - fifteen per cent (15%); KOSMOS - eighty-five per cent (85%);

IT IS AGREED:

The State, ANP-STP and Kosmos (hereinafter collectively identified as the "Parties") hereby execute this addendum to the Contract (the "Addendum"), subject to  the following terms and conditions:

1. Capitalized terms in this Addendum not specifically defined herein shall have the same meaning as defined in the Contract.

1. Clause 7.2 of the Contract is amended by deleting the Phase I Minimum Work Obligation and replacing said Phase I Minimum Work Obligation with the following:

Phase I:  The Contractor shall:

•	carry out environmental studies;

•	acquire of magnetic and gravity surveys covering 2.000 km2;

•	acquire, process and interpret a minimum of 2.000 km2 3D seismic;

•

hand over full documentation of the interpretation and an extensive evaluation report covering all relevant stratigraphic levels in the full  block,  based  on all newly acquired 3D data - to ANP-STP no later than 3 months before the expiry of phase I.

2.	Clause 28 of the Contract is amended as follows:

"28.1 KOSMOS ENERGY SAO TOME AND PRINCIPE is hereby designated as the Operator under this Contract"

3.	Clause 30 of the Contract is amended as follows:

"30.1      Any notice or other communication required to be given by a Party to another shall be in writing ( in Portuguese and in English) and shall be considered as duly delivered if given by hand delivery in person, by courier or by facsimile at the following  addresses:

Agencia Nacional do Petroleo (ANP-STP)

Avenida das Nacoes Unidas, 225 C.P.1048

Sao Tome, Sao Tome and Principe Attention: Executive Director

Fax: +239-2226937  Tel: +239-2226940

E-mail: anp  geral @cstome.net

KOSMOS ENERGY SAO TOME AND PRINCIPE

4th Floor, Century Yard, Cricket Square,

Hutchins Drive, Elgin  Avenue,

George Town, Grand Cayman KY 1-1209, Cayman Islands

Attention:  License Manager

Fax:  +1 214 445 9705

Tel: +1 214 445  9600

(This address will be replaced by an address located in Sao Tome e Principe within 30 days)

E-mail: SaoTomeLicenseManager@ KosmosEnergy.com Cc:E-mail: KosmosGeneralCounsel@ KosmosEnergy.com "

4. All the remaining provisions of the Contract, which are not expressly modified by this Addendum, shall remain in full force and effect in their precise original terms.

IN WITNESS WHEREOF the Parties have caused this Addendum to be executed in three (3) originals as of the date above  written.

SIGNED AND DELIVERED for and on behalf of THE STATE represented by the Agencia  Nacional  do Petr6leo of Sao Tome and Principe

Signature:    /s/ Orlando Pontes

Name:   ORLANDO MENEZES SOUSA PONTES

Designation:     EXECUTIVE DIRECTOR

In the presence of:

Signature:   /s/ Alavaro da Costa Varela da Silva

Name:   ALVARO DA COSTA VARELA DA SILVA

Designation:     LEGAL AND ECONOMIC DIRECTOR

SIGNED AND DELIVERED  for  and  on  behalf  of  Kosmos  Energy  Sao  Tome  and Principe

Signature:    /s/ Paul Dailly

Name:    PAUL DAILLY

Designation:     SVP

In the presence of:

Signature:    /s/ Carlos Silva

Name:    CARLOS COSTA E SILVA

Designation:     LAWYER